                      SECURITIES AND EXCHANGE  COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         May 29, 2001 (March 6, 2001)
                         ----------------------------
               Date of Report (Date of Earliest Event Reported)

                              Pameco Corporation
                              ------------------
              (Exact Name of Registrant as Specified in Charter)

        Delaware                       001-12837                 51-0287654
        --------                       ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

                              651 Corporate Circle
                            Golden, Colorado  80401
                            -----------------------
             (Address of Principal Executive Offices and Zip Code)

                                 (303) 568-1200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              99.1 Press Release, dated May 29, 2001, of Pameco Corporation, announcing that Pameco Corporation was acquired by Littlejohn Fund II, L.P. and Quilvest American Equity, Ltd.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Date:  May 29, 2001

                                    PAMECO CORPORATION

                                    By: /s/ Dixon R. Walker
                                        ----------------------------------------
                                    Name: Dixon R. Walker
                                          --------------------------------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------

                                 Exhibit Index

          Exhibit   Description

          99.1 Press Release, dated May 29, 2001, of Pameco Corporation, announcing that Pameco Corporation was acquired by Littlejohn Fund II, L.P. and Quilvest American Equity, Ltd.